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                                                                   EXHIBIT 10.32

                       BANKAMERICA BUSINESS CREDIT, INC.
                        Two North Lake Avenue, Suite 400
                           Pasadena, California 91101

                                  May 14, 1996


Sport Chalet, Inc.
920 Foothill Boulevard
La Canada, California 91011

               Re: BABC/Sport Chalet, Inc. -- Landlord Waivers
                   -------------------------------------------

Ladies and Gentlemen:

     Reference is made to that certain Loan and Security Agreement (the "Loan Agreement"), dated as of May 14, 1996, by and between BankAmerica Business Credit, Inc., a Delaware corporation ("BABC") and Sport Chalet, Inc., a Delaware corporation ("Borrower"). All initially capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     Notwithstanding the provisions of Section 7.2 of the Loan Agreement to the contrary, as of the Closing Date, Lender shall establish a Rent Reserve in the aggregate principal amount of One Million Dollars ($1,000,000) against Availability (the "Aggregate Rent Reserve") with respect to those Premises of Borrower in which Borrower has not obtained a written waiver of all present and future Liens to which the owner of such Premises may be entitled to assert against the Collateral ("Landlord Waiver"). Such Aggregate Rent Reserve shall increase on the fifteenth day of each month, commencing June 15, 1996, by an amount equal to Three Hundred Thirty-Four Thousand Dollars ($334,000); provided,
                                                                       --------
however, such Aggregate Rent Reserve shall not exceed the lesser of (a) Two
- -------                                                   ------
Million Three Thousand Six Hundred Thirty-Nine Dollars ($2,003,639), or (b) the aggregate amount of rent and other amounts payable with respect to each such Premises in which an executed Landlord Waiver has not been provided to BABC, in form and substance satisfactory to BABC, during any three (3) month period.

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Sport Chalet, Inc.
May 14, 1996
Page 2

     Except as modified hereby, the Loan Agreement shall remain in full force and effect.

                                             Very truly yours,

                                             BANKAMERICA BUSINESS CREDIT, INC.,
                                             a Delaware corporation

                                             By: /s/ M. L. Williamson
                                                ------------------------------
                                             Title: Vice President
                                                   ---------------------------


AGREED AND ACCEPTED:

SPORT CHALET, INC.,
a Delaware corporation


By: /s/ Howard K. Kaminsky
   -------------------------------
Title: Chief Financial Officer
      ----------------------------

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